File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. CLASS Y SHARES
PROSPECTUS DATED APRIL 1, 2002.


This information reflects a
change to the Prospectus.


On page 11 of the Prospectus, the
following change shall occur:
In the section entitled, "Investment
Strategies," the first sentence shall
read as follows:

The Small Company Value Fund normally
invests at least 80% of its net assets
(plus any borrowings for investment
purposes) in small capitalization
stocks.


On page 51 of the Prospectus, please
note that, effective August 23, 2002,
Wellington Management Company, LLP
will become the single manager of the
Managed Fund.  Sanford C. Bernstein &
Co., LLC will no longer co-manage the
Fund.



August 2, 2002